UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Materials Pursuant to Section 240.14a-12

INTERNATIONAL ELECTRONICS, INC.

(Name of Registrant as Specified in its Charter)

RISCO LTD.

ROKONET INDUSTRIES, U.S.A., INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exhibit 99.1

[RISCO LETTERHEAD]

May 14, 2007

ISS RECOMMENDS YOU VOTE FOR

PROPOSAL #1 ON THE BLUE PROXY CARD!

Dear Fellow International Electronics Stockholder:

We are pleased that, after discussing our tender offer with both RISCO Ltd. (“RISCO”) and International Electronics, Inc. (“IEI”), Institutional Shareholder Services (“ISS”) has recommended that you vote FOR RISCO’s Voting Rights Proposal. ISS is the leading U.S. corporate governance and proxy advisory firm. Its recommendations are relied upon by hundreds of major institutional investors, mutual funds and fiduciaries throughout the country.

Why does ISS recommend you for FOR RISCO’s proposal? Because control share acquisition statutes like Massachusetts has “could harm long-term shareholder value by effectively entrenching management”.1 We couldn’t agree more.

Friday, May 18, is an important day! IEI has called a special meeting of stockholders to decide if RISCO is entitled to voting rights for any IEI shares it acquires in its tender offer for $4.00 per share cash.

IF YOU DON’T VOTE, YOU MAY BE STUCK!

RISCO wants to buy your IEI shares, but needs your vote. If you don’t vote for RISCO’s voting rights proposal, RISCO may not be able to vote any IEI shares it acquires. RISCO then may not be able to acquire your shares. Sign and mail your BLUE proxy card today before it’s too late!

A few facts to consider before you vote:

$1.84 per share	The average price of IEI shares for the two-year period prior to RISCO’s tender, less than half RISCO’s offer of $4.00 per share.

$1.33 per share	The amount per share IEI has lost for fiscal years 2004, 2005 and 2006.

4 years, 9 nine months	The amount of time it will take for IEI to earn back the $1.33 per share it has lost for the past three fiscal years at its current annual rate of $0.28 per share.

[1]	Permission to quote ISS’s report was neither sought nor obtained.

3,200 shares	The average daily volume of IEI shares for the 18 months before RISCO’s bear hug letter to IEI in October 2006

November 2004	The last time IEI traded above $4.00 per share prior to RISCO’s offer.

IEI says RISCO’s offer is “inadequate” and that IEI has recently received offers “substantially” more that $4.00 per share. RISCO believes any offers IEI has received are pure myth. Why haven’t these offers been made public? Are they real?

IF YOU WANT TO SEE THESE MYTHICAL OFFERS YOU SHOULD VOTE FOR RISCO’S PROPOSAL TODAY

YOUR CHOICE IS CLEAR—$4 PER SHARE CASH NOW OR MORE OF THE SAME?

YOU DECIDE!

Vote your BLUE proxy card today in favor of RISCO’s voting rights proposal. If you have questions or need assistance please contact MacKenzie Partners, Inc. at 800-322-2885 or 212-929-5500 (call collect).

Very truly yours,

/s/ Moshe Alkelai

Moshe Alkelai

Chairman of the Board

This communication may be deemed to be solicitation material in respect of the solicitation of proxies of Rokonet Industries, U.S.A., Inc. from stockholders of IEI in connection with the special meeting of IEI stockholders to be held on May 18, 2007. Rokonet Industries, U.S.A., Inc. has filed a definitive proxy statement on Schedule 14A. IEI STOCKHOLDERS SHOULD READ THOSE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING RISCO’S PROPOSAL. Stockholders may obtain the proxy statement and related materials with respect to the special meeting free at the SEC’s website at www.sec.gov or from Rokonet Industries, U.S.A., Inc. by contacting Mackenzie Partners, Inc.

toll free at 1-800-322-2885 or collect at 1-212-929-5500 or via email at proxy@mackenziepartners.com.

Rokonet Industries, U.S.A., Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IEI common stock in respect of the proposed special meeting of stockholders. Certain information about such persons and their interest in the solicitation will be contained in the proxy statement regarding the special meeting, when it becomes available.

Exhibit 99.2

PRESS RELEASE

CONTACT:

Bob Marese: (212) 929-5045

Lex Flesher: (212) 929-5397

MacKenzie Partners, Inc.

FOR IMMEDIATE RELEASE:

ISS RECOMMENDS THAT IEI STOCKHOLDERS VOTE FOR RISCO’S VOTING RIGHTS PROPOSAL

BOSTON, MA — May 14, 2007 — Rokonet Industries, U.S.A., Inc., a wholly-owned subsidiary of RISCO Ltd. (RISCO), announced today that Institutional Shareholder Services (ISS) has recommended that International Electronics, Inc. (IEIB.OB) stockholders vote FOR RISCO’s Voting Rights Proposal at the upcoming special meeting of IEI stockholders on May 18. ISS is the leading U.S. corporate governance and proxy advisory firm. Its recommendations are relied upon by hundreds of major institutional investors, mutual funds and fiduciaries throughout the country.

In formulating its recommendation, ISS notes that control share acquisition statutes like Massachusetts has “could harm long-term share value by effectively entrenching management”. Permission to quote ISS’s report was neither sought nor obtained.

“May 18 is an important day for IEI shareholders,” said RISCO Chairman, Moshe Alkelai. “On May 18 IEI shareholders have an opportunity to decide whether RISCO is entitled to have voting rights for any shares it acquires in its tender offer. RISCO’s offer will allow IEI shareholders an opportunity to receive $4.00 per share now, rather than wait for management to continue to try to execute its inadequate strategy. As ISS suspects, IEI management is taking advantage Massachusetts law to entrench itself at the expense of long-term share value.”

MacKenzie Partners, Inc. is the Information Agent for RISCO’s tender offer and any questions or requests for the Offer to Purchase and related materials with respect to the tender offer may be directed to MacKenzie Partners, Inc.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the solicitation of proxies of Rokonet Industries, U.S.A., Inc. from stockholders of IEI in connection with the special meeting of IEI stockholders to be held on May 18, 2007. Rokonet Industries, U.S.A., Inc. will file a definitive proxy statement on Schedule 14A. IEI STOCKHOLDERS SHOULD READ THOSE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING RISCO’S PROPOSAL. Stockholders will be able to obtain the proxy statement and related materials with respect to the special meeting free at the SEC’s website at www.sec.gov or from Rokonet Industries, U.S.A., Inc. by contacting Mackenzie Partners, Inc. toll free at 1-800-322-2885 or collect at 1-212-929-5500 or via email at proxy@mackenziepartners.com.

The offer to buy IEI common stock is only being made pursuant to an offer to purchase and related materials that Rokonet Industries, U.S.A., Inc. has filed with the SEC. IEI STOCKHOLDERS SHOULD READ THESE MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Stockholders will be able to obtain the offer to purchase and related materials with respect to the tender offer at the SEC’s website at www.sec.gov or from Rokonet Industries, U.S.A., Inc. by contact Mackenzie Partners, Inc. toll free at 1-800-322-2885 or collect at 1-212-929-5500 or via email at proxy@mackenziepartners.com.

Participants in Solicitation

Rokonet Industries, U.S.A., Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of IEI common stock in respect of the proposed special meeting of stockholders. Certain information about such persons and their interest in the solicitation will be contained in the proxy statement regarding the special meeting, when it becomes available.